Dividends	12 Months Ended
Dec. 31, 2021
Dividends
Dividends
25.	Dividends

Quarterly Dividend Policy

Under the Company’s current dividend policy, the determination to make dividend distributions and the amount of such distributions in any particular quarter will be made at the discretion of the Company’s board of directors and will be based upon its operations and earnings, cash flow, financial condition, capital and other reserve requirements and surplus, any applicable contractual restrictions, the ability of the Company’s PRC subsidiaries to make distributions to their offshore parent companies, and any other conditions or factors which the board deems relevant and having regard to the directors’ fiduciary duties. Prior to the Company’s current dividend policy, the Company’s board of directors determined that quarterly dividends for each quarter in 2019, 2020 and 2021 at an amount equivalent to approximately 20%-30% of the Company’s anticipated net income after tax in that fiscal quarter. The Company’s board of directors also approved an additional special dividend of US$0.69 per ADS in the third quarter of 2019.

Dividends are recognized when declared. There is no significant dividend payable as of December 31, 2020 and 2021, respectively. The cash dividend declared related to the net profits of fiscal year 2020 and fiscal year 2021 was RMB3,614.8 million and RMB4,931.0 million (US$773.8 million) in total, respectively.